ANNUAL REPORT

The Frontier Equity Fund

September 30, 2002

Dear Shareholders,

It is with deep sadness and regret that I must report to you that our founder and president, Jim Fay, passed away suddenly and unexpectedly last September.  We have lost a great friend and respected colleague who will be missed terribly by everyone connected with the Frontier Equity Fund.

In the wake of Jim’s death, the Board of Directors has taken all necessary steps to provide for the continued effective operation and management of the Fund.  Remaining personnel of the Fund and its Investment Advisor and Distributor, Freedom Investors Corp., have stepped in to fill Jim’s shoes and continue the day-to-day business of the Fund with as little disruption as possible, under the active supervision of the Board.  In addition, Joel R. Blumenschein has joined Freedom Investors and become significantly involved in the Fund’s portfolio management and investment activities.  Mr. Blumenschein has been the principle advisor to a hedge fund, has been in the investment business over sixteen years, and has managed several brokerage firms.  Freedom, in consultation with of the Board, is also considering the possibility of engaging additional investment advisory personnel, either as employees of or as independent sub-advisors, to further strengthen its ability to successfully manage the Fund.  We will keep you advised as to any further developments with respect to the management and operation of the Fund.  However, we wish to assure you that, despite the tragic loss of Jim Fay, the management of the Fund remains in experienced and capable hands.

As we mark the anniversary of the horrific events of September 11, 2001, we are reminded once again that non-economic factors can dramatically impact the financial markets.  An equity market that by now should be anticipating economic recovery was dealt another blow from the highly questionable management practices at several large companies.  As a result, we are 30 months into one of the longest periods of declining equity market values since the end of World War II.

Growth in the economy appears to be emerging slowly.  The continued absence of inflation is enabling the Federal Reserve Board to keep interest rates at the lowest level in 30 years, providing on going economic stimulus.  We should remind ourselves that time is on our side.  Not since 1941 have we experienced three consecutive years of negative stock market returns.  While we don’t expect the market to stage the kind of explosive rally necessary to recapture all losses before the end of the year, we do believe that we have made a market bottom.  We can look forward to more favorable market conditions over the next two or three years.

During the twelve months ended September 30, 2002, the Equity Fund’s net asset value per share decreased from $1.03 as of September 30, 2001, to $ 0.65 as of September 30, 2002.  The decrease represents a loss of approximately $0.38.  The S&P 500 Index decreased 21.68% while the Russell 2000 Index decreased 10.52% over the same period.

The investment objective of the Equity Portfolio is capital appreciation.  The current strategy is to purchase common stock in undervalued companies and to purchase common stock in companies that management believes has potential for superior earnings growth.

Thank you for your continuing support and please feel free to write or telephone with your questions or comments.

Sincerely,

/s/Amy L. Siesennop

Amy L. Siesennop, Vice President

Performance Data:*

	One Year	Average Annual Five Year	Average Annual Ten Year	Average Annual Since Inception
Frontier (no load)	(36.89)%	(31.39)%	(22.97)%	(21.68)%
Frontier (load adjusted)	(41.94)%	(32.52)%	(23.61)%	(22.28)%
S&P 500	(21.68)%	(2.96)%	6.91%	7.10%
Russell 2000	(10.52)%	(4.40)%	6.50%	6.55%

*    The performance data quoted above represents past performance and are no guarantee of future performance.  The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares.  The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT

IN FRONTIER EQUITY FUND, THE S&P 500 STOCK INDEX

AND THE RUSSELL 2000 INDEX*

[GRAPH OMITTED]

	Frontier Equity Fund	S&P 500 Index	Russell 2000
10/24/1991	9,200	10,000	10,000
9/30/1992	8,639	10,850	10,666
9/30/1993	7,985	11,918	13,986
9/30/1994	7,408	12,016	14,161
9/30/1995	7,867	15,177	17,161
9/30/1996	6,452	17,849	19,152
9/30/1997	4,177	24,600	25,092
9/30/1998	1,542	26,411	20,103
9/30/1999	2,723	33,311	23,626
9/30/2000	3,153	37,305	28,827
9/30/2001	1,005	27,032	22,386
9/30/2002	634	21,172	20,030

=====================================================================

*     The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index of 500 common stocks which are considered by Standard & Poor’s Corporation to represent the performance of the U.S. stock market in general. The S&P 500 assumes the investment of all dividends and /or other income.

*     The Russell 2000 Index is an unmanaged index of 2,000 publicly traded common stocks of small capitalization U.S. companies.  The Russell 2000 assumes the reinvestment of all dividends and/or other income.  The results reported by the Russell 2000 have been included to show the performance of small-cap stocks such as those        generally held by the Fund.

The return for the indices does not reflect expenses that are deducted from the Fund's returns.

The Frontier Equity Fund

			Schedule of Investments
			September 30, 2002
Shares/Principal Amount		Market Value	% Assets

COMMON STOCKS
Apparel/Accessories
100,000	Cygne Designs, Inc.*	$ 14,000	16.13%

Biotechnology and Drugs
10,000	ProCyte Corporation*	12,500	14.40%

Communications Equipment
9,001	Digital Video Systems, Inc.*	22,232	25.61%

Computer Peripherals
10,000	Viseon, Inc. *	10,100	11.64%

Life Insurance
60,000	Conseco, Inc. *	4,560	5.25%

Software & Programming
35,000	Mitek Systems, Inc.*	33,250	38.31%

	Total Common Stocks (Cost - $328,773)	96,642	111.34%

	Liabilities in Excess of Other Assets	(9,844)	(11.34)%

	Net Assets	86,798	100.00%

*Non-Income producing security.

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Statement of Assets and Liabilites
September 30, 2002

Assets:
Investment Securities at Market Value (Identified Cost - $328,773)	$ 96,642
Cash	2,142
Prepaid expenses	9,419
Total Assets	108,203
Liabilities
Accrued Expenses	21,405
Total Liabilities	21,405
Net Assets	$ 86,798
Net Assets Consist of:
Paid In Capital	973,353
Accumulated Realized Gain (Loss) on Investments - Net	(654,424)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(232,131)
Net Assets, for 133,430 Shares Outstanding	$ 86,798
Net Asset Value and Redemption Price
Net Asset Value Per Share ($86,798/133,430 shares)	$ 0.65

Maximum offering price per share (net asset value plus sales charge of 8%)	$ 0.71

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Statement of Operations
For the year ended September 30, 2002

Investment Income:
Interest	$ -
Total Investment Income	-
Expenses
Advisory Fees (Note 3)	1,894
Transfer agent fees	17,445
Legal fees	17,723
Registration fees	13,885
Audit fees	12,020
Directors fees	8,998
Custody fees	6,576
Other expenses	2,205
Insurance	1,700
Printing and postage expense	949
Total Expenses	83,395
Less Advisory Fees Waived	(1,894)
Net Expenses	$ 81,501

Net Investment Loss	(81,501)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(51,636)
Change in Net Unrealized Appreciation (Depreciation) on Investments	81,717
Net Realized and Unrealized Gain (Loss) on Investments	30,081

Net Increase (Decrease) in Net Assets from Operations	$ (51,420)

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Statement of Changes in Net Assets
	10/1/2001	10/1/2000
	to	to
	9/30/2002	9/30/2001
From Operations:
Net Investment Income	$ (81,501)	$ (122,841)
Net Realized Gain (Loss) on Investments	(51,636)	(488,210)
Net Unrealized Appreciation (Depreciation)	81,717	114,020
Increase (Decrease) in Net Assets from Operations	$ (51,420)	$ (497,031)
From Distributions to Shareholders
Net Investment Income	0	0
Net Realized Gain (Loss) from Security Transactions	0	0
Net Increase (Decrease) from Distributions	$ -	$ -
From Capital Share Transactions:
Proceeds From Sale of Shares	423	42,208
Net Asset Value of Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(56,197)	(136,335)
Net Increase/(Decrease) from Capital Share Transactions	$ (55,774)	$ (94,127)

Net Increase (Decrease) in Net Assets	(107,194)	(591,158)
Net Assets at Beginning of Period	193,992	785,150
Net Assets at End of Period	$ 86,798	$ 193,992

Share Transactions:
Issued	627	24,331
Reinvested	-	-
Redeemed	(56,389)	(78,052)
Net increase (decrease) in shares	(55,762)	(53,721)
Shares outstanding beginning of period	189,192	242,913
Shares outstanding end of period	133,430	189,192

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Financial Highlights
Selected data for a share of common stock outstanding throughout the period:	10/1/2001	10/1/2000	10/1/1999	10/1/1998	10/1/1997
	to	to	to	to	to
	9/30/2002	9/30/2001	9/30/2000	9/30/1999	9/30/1998
Net Asset Value -
Beginning of Period	$ 1.03	$ 3.23	$ 2.79	$ 1.58	$ 4.28
Net Investment Income	(0.60)	(0.54)	(0.66)	(0.67)	(0.58)
Net Gains or Losses on Securities
(realized and unrealized)	0.22	(1.66)	1.10	1.88	(2.12)

Total from Investment Operations	$ (0.38)	$ (2.20)	$ 0.44	$ 1.21	$ (2.70)

Net Asset Value -
End of Period	$ 0.65	$ 1.03	$ 3.23	$ 2.79	$ 1.58

Total Return **	(36.89)%	(68.11)%	15.77%	76.58%	(63.08)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$87	$194	$785	$490	$256

Before reimbursements
Ratio of Expenses to Average Net Assets	43.24%	33.02%	16.55%	28.93%	20.72%
Ratio of Net Income to Average Net Assets	(43.24)%	(33.00)%	(16.54)%	(28.93)%	(20.58)%
After reimbursements and Waivers
Ratio of Expenses to Average Net Assets	42.26%	32.02%	15.55%	27.93%	19.72%
Ratio of Net Income to Average Net Assets	(42.26)%	(32.00)%	(15.54)%	(27.93)%	(19.58)%

Portfolio Turnover Rate	51.33%	72.68%	82.66%	83.55%	47.78%

* * Based on Net Asset Value Per Share. The Fund's sales charge is not reflected in total return on this table.

The accompanying notes are an integral part of the financial statements.

THE FRONTIER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

      SEPTEMBER 30, 2002

1.)

ORGANIZATION

Frontier Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company.  The Corporation was established under the laws of Maryland on October 24, 1991.  The Corporation permits the Trustees to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies.  The Frontier Equity Fund (the “Fund”) to which Frontier’s Board of Directors has initially allocated 80,000,000 shares with a $.01 par value is the only current series of the Frontier Funds.  The investment objective of the Frontier Equity Fund is to provide long term capital appreciation on its assets.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund’s directors.

Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, of which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

INCOME TAXES- It is the policy of the Fund to comply with the requirements of The Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  In addition, The Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of The Internal Revenue Code.  Therefore, no provision for Federal income or excise taxes has been made.

ESTIMATES- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OTHER- The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

3.)

INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Freedom Investors Corp. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the investment advisory agreement, the Fund has agreed to pay the adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily assets.  The Adviser has voluntarily waived payments of its advisory fee since the inception of the Fund.  Although the waiver can be revoked at any time, the Adviser plans to continue this arrangement until further notice to the Board of Directors. During the year ended September 30, 2002, the Adviser waived its total fee amounting to $1,894.

Freedom Investors Corp. also serves as principal underwriter and national distributor (the “Distributor”) for the Fund.  As Distributor, Freedom Investors selects brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts.  For the year ended September 30, 2002, the Distributor received $36 in commission from the sale of fund shares.

4.)

CAPITAL STOCK

As of September 30, 2002 there were 80,000,000, $.01 par value shares of capital stock authorized, and Paid-In Capital amounted to $973,353.

5.)

PURCHASES AND SALES OF SECURITIES

During the fiscal year ending September 30, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $93,008 and $211,828 respectively.

6.)

SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at September 30, 2002 was $329,023.  At September 30, 2002, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
4,981	(237,362)	(232,381)

      The difference between book cost and tax cost consists of wash sales in the amount of $250.

7.)

CAPITAL LOSS CARRYFORWARD

As of September 30, 2002, the Fund has federal income tax capital loss carryforwards of $654,175, of which $114,579 expires in 2005 and $488,210 expires in 2009 and $51,386 expires in 2010. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

 8.) DISTRIBUTIONS TO SHAREHOLDERS

        There were no distributions paid during fiscal year 2002.

        As of September 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)	$ (606,593)
Undistributed long-term capital gain/(accumulated losses)	(47,581)
Unrealized appreciation/(depreciation)	$(232,381)
$(886,555)

The difference between book basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

Management of Frontier and The Fund

Directors and Officers

The Board of Directors of Frontier supervises the business activities of the Fund.  The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Fund’s advisor, administrator, fund accountant, transfer agent and custodian.  The management of the Fund’s day-to-day operations is delegated to its officers, the Fund’s advisor and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board of Directors.  Each Director serves as a director until the next annual meeting of shareholders or until his successor is duly elected.  The Fund is not in a “family of funds” or a “fund complex”, and the only fund overseen by the Board  is the Fund.  The address of each Director and Officer is c/o Frontier Funds, Inc., 130 E. Capitol Drive, Hartland, Wisconsin 53029.

The following table provides information regarding each Director who is not an “interested person” of Frontier and the Fund, as defined in the 1940 Act.

Name (and Age)	Position(s) Held with the Fund (and Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held
Kenneth W. Coshun (Age 69)	Director (since 1992)	Retired (since 1997): President and Director of Lake Pharmacy of Pewaukee, Inc. (from 1958 to 1997).	None

Jeffrey S. Ackley (Age 39)	Director (since 1992)	Certified Public Accountant and Owner of Ackley & Associates, CPA’s (since 1995).	None

Matthew G. Drew (Age 42)	Director (since 1999)	Owner of Taylor Systems, a manufacturer’s representative (since 1995)	None

The following table provides information regarding each Director who is an “interested person” of Frontier and the Fund, as defined in the 1940 Act, and each officer of Frontier and the Fund.

Amy L. Siessenop* (Age 43)	Vice President, Secretary and Director (since 1999)	Vice President, Secretary and Director of Frontier (since 1999); various administrative positions with Frontier and registered representative of the Adviser, Freedom Investors Corp. (since 1996).	None

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Directors:

Frontier Equity Fund Portfolio (a series of Frontier Funds, Inc.)

We have audited the accompanying statement of assets and liabilities of the Frontier Equity Fund, including the schedule of portfolio investments, as of September 30, 2002,  and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held by the custodian as of September 30, 2002, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontier Equity Fund (a series of Frontier Funds, Inc.) as of September 30, 2002,  the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/McCurdy & Associates CPA’s, Inc.

McCurdy & Associates CPA's, Inc.

Westlake, Ohio

October 9, 2002

Board of Trustees

James R Fay

Amy L Siesennop

Jeffrey S Ackley

Kenneth W Coshun

Matthew G Drew

Investment Adviser

Freedom Investors Corp.

101 W. Wisconsin Ave

Pewaukee, WI  53072-3433

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd, Suite C

Brecksville, Ohio  44141

Custodian

Firstar Bank, N.A.

Mutual Fund Services

425 Walnut St

Cincinnati, Ohio  45201

Independent Auditors

McCurdy & Associates CPA’s, Inc.

27955 Clemens Rd

Westlake, Ohio  44145

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of American Heritage Growth Fund, Inc.  Such offering is made only by prospectus, which includes details as to offering price and other material information.